Exhibit 32

ORIGINAL SOURCE ENTERTAINMENT, INC.

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Original Source Entertainment, Inc. (the “Company”) for the period ending December 31, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Amer Samad, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 15, 2014

/s/ Amer Samad
Amer Samad
Chief Executive Officer
(principal executive officer)

ORIGINAL SOURCE ENTERTAINMENT, INC.

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Original Source Entertainment, Inc. (the “Company”) for the period ending December 31, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Amer Samad, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 15, 2014

/s/ Amer Samad
Amer Samad
(Principal Financial Officer and Principal Accounting Officer)